Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Raymond J. Spencer, Chief Executive Officer of Kanbay International, Inc. (the “Company”), hereby certify, that:

(1)         The Company’s annual report on Form 10-K for the period ended December 31, 2005 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

/s/ RAYMOND J. SPENCER
Raymond J. Spencer Chief Executive Officer March 16, 2006